MIDWESTONE FINANCIAL GROUP, INC.
and subsidiaries

Annual Shareholders' Meeting Presentation

April 21, 2011

Review of 2010: A year of progress



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$2,733
$4,409
$10,130
2008*
2009
2010
Net Income, in thousands

*Non-GAAP; excludes goodwill impairment charges

Review of 2010: A year of progress


Return on Average Tangible Equity
10.98%
8.69%
9.37%
8.15%*
3.27%
6.97%
2005
2006
2007
2008*
2009
2010
ROTE

*Non-GAAP; excludes goodwill impairment charges

Review of 2010: A year of progress

Ranked by 20010 ROTE	
Company	**ROTE 2010 YTD**
Hills Bancorporation	14.84
German American Bancorp, Inc.	13.03
Horizon Bancorp	9.74
West Bancorporation, Inc.	9.57
Lakeland Financial Corporation	9.54
MidWestOne Financial Group, Inc.	**7.41**
MainSource Financial Group, Inc.	6.96
MutualFirst Financial, Inc.	5.78
QCR Holdings, Inc.	5.34
Enterprise Financial Services Corp	5.32
CFS Bancorp, Inc.	3.10
Baylake Corp.	1.62
Waterstone Financial, Inc. (MHC)	-1.09
BankFinancial Corporation	-1.39
Princeton National Bancorp	-22.31
Centrue Financial Corporation	-73.73
Median	**5.34**
Average	**-0.29**

Source: SNL Financial

Review of 2010: A year of progress



Earnings Per Share 2000-2010
$1.38
$1.07
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
ISB Financial Corp.
MOFG
2000
2001
2002
2003
2004
2005
2006
2007
2008*
2009
2010

* EPS excluding goodwill impairment at 12/31/08

Review of 2010: A year of progress



Total Return Performance
Index Value
140
120
100
80
60
40
20
0
01/01/05
01/01/06
01/01/07
01/01/08
01/01/09
01/01/10
MidWestOne Financial Group, Inc.
NASDAQ Composite
SNL-Midwestern Banks Index

Source: SNL Financial

Balance Sheet Trends as of 12/31/10

Loan Portfolio:	2008	2009	2010
Total Bank Loans, net	1,003,837	953,041	922,868
Bank Loans + Loan Pools, net	1,096,769	1,036,093	988,739

Deposit Portfolio:	2008	2009	2010
Total Deposits	1,128,189	1,179,868	1,219,328

Asset Growth:	2008	2009	2010
Total Assets	1,508,962	1,534,783	1,581,259

Credit Quality Trends

Nonperforming Assets:	2007	2008	2009	2010
NPA's/ Total Assets	0.19%	1.08%	1.14%	1.49%

Charge-offs	2007	2008	2009	2010
NCO's/ Avg. Loans	0.08%	0.48%	0.48%	0.50%

Loan Loss Reserve	2007	2008	2009	2010
LLR / Total Loans	1.36%	1.08%	1.44%	1.62%

Bank portfolio only; excludes loan pools

Credit Quality Trends

Ranked by 2010 Nonperforming Assets to Total Assets	
Company	**NPA / Assets (%)**
German American Bancorp, Inc.	0.97
MidWestOne Financial Group, Inc.	**1.49**
Horizon Bancorp	1.70
Lakeland Financial Corporation	1.83
Hills Bancorporation	1.98
QCR Holdings, Inc.	2.56
West Bancorporation, Inc.	2.56
Enterprise Financial Services Corp	2.59
MutualFirst Financial, Inc.	3.20
MainSource Financial Group, Inc.	3.71
BankFinancial Corporation	4.21
Baylake Corp.	4.33
Hawthorn Bancshares, Inc.	5.86
CFS Bancorp, Inc.	7.87
Centrue Financial Corporation	8.65
Waterstone Financial, Inc. (MHC)	9.70
Median	**3.20**
Average	**4.35**

Source: SNL Financial

Credit Quality Trends

Ranked by 2010 Net Charge-offs to Average Loans	
Company	**NPA / Assets (%)**
German American Bancorp, Inc.	0.32
MidWestOne Financial Group, Inc.	**0.50**
Lakeland Financial Corporation	0.54
Hills Bancorporation	0.57
West Bancorporation, Inc.	0.63
MutualFirst Financial, Inc.	0.69
BankFinancial Corporation	0.75
QCR Holdings, Inc.	0.79
CFS Bancorp, Inc.	0.82
Baylake Corp.	0.85
Horizon Bancorp	0.97
Hawthorn Bancshares, Inc.	1.63
Waterstone Financial, Inc. (MHC)	1.75
Enterprise Financial Services Corp	1.91
MainSource Financial Group, Inc.	2.21
Princeton National Bancorp	3.33
Median	**0.82**
Average	**1.39**

Source: SNL Financial

Liquidity

Low Reliance on Wholesale Funding



Reliance on Wholesale Funding for All Publicy Traded Banks & Thrifts
30%
25%
20%
15%
10%
5%
0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
MOFG
12.32%

Reliance on Wholesale Funding = **(Total Borrowings + Brokered Deposits)** / **(Total Borrowings + Total Deposits)**

Source: KBW Research, Company Filings

Liquidity

Loan / Deposit Ratio	2007	2008	2009	2010
Bank + Pools/ Deposit	76.26%	98.38%	89.18%	82.51%

Top ten Iowa based bank holding companies by asset size

Institution	Ticker	City	Assets (2010)
Heartland Financial USA, Inc.	HTLF	Dubuque	$3,999,455
Hills Bancorporation	HBIA	Hills	$1,931,283
MidWestOne Financial Group, Inc.	MOFG	Iowa City	$1,581,259
West Bancorporation, Inc.	WTBA	West Des Moines	$1,305,463
National Bancshares, Inc.	NABA	Bettendorf	$1,187,758
Meta Financial Group, Inc.	CASH	Storm Lake	$1,029,766
Ames National Corporation	ATLO	Ames	$962,975
Two Rivers Financial Group, Inc.	TRVR	Burlington	$703,688
North Central Bancshares, Inc.	FFFD	Fort Dodge	$452,263
Iowa First Bancshares Corp.	IOFB	Muscatine	$416,484

Source: SNL Financial

Capital Strength

	2007	2008	2009	2010
Tangible Common Equity / Tangible Assets	10.46%	7.82%	8.16%	8.37%

Ranked by 2010 Tangible Common Equity / Tangible Assets	
Company	**TCE / TA**
BankFinancial Corporation	15.15%
CFS Bancorp, Inc.	10.06%
Waterstone Financial, Inc. (MHC)	9.52%
Lakeland Financial Corporation	9.04%
Hills Bancorporation	8.49%
West Bancorporation, Inc.	8.49%
MidWestOne Financial Group, Inc.	**8.37%**
German American Bancorp, Inc.	8.00%
MutualFirst Financial, Inc.	6.76%
Baylake Corp.	6.73%
MainSource Financial Group, Inc.	6.50%
Horizon Bancorp	6.13%
Hawthorn Bancshares, Inc.	5.98%
Enterprise Financial Services Corp	5.26%
QCR Holdings, Inc.	3.70%
Princeton National Bancorp	2.68%
Centrue Financial Corporation	0.48%
Median	**6.76%**
Average	**7.14%**

Source: SNL Financial

Capital Strength

	2007	2008	2009	2010
Tier 1Ratio	15.35%	10.24%	12.66%	13.37%

Ranked by 2010 Tier 1 Capital Ratio	
Company	**Tier 1 Ratio**
BankFinancial Corporation	20.33
West Bancorporation, Inc.	16.47
MainSource Financial Group, Inc.	15.50
Hawthorn Bancshares, Inc.	14.25
Horizon Bancorp	13.81
MidWestOne Financial Group, Inc.	**13.37**
Waterstone Financial, Inc. (MHC)	12.87
MutualFirst Financial, Inc.	12.50
Hills Bancorporation	12.33
CFS Bancorp, Inc.	12.26
QCR Holdings, Inc.	12.12
Lakeland Financial Corporation	12.00
Enterprise Financial Services Corp	11.97
German American Bancorp, Inc.	10.37
Baylake Corp.	10.25
Princeton National Bancorp	8.40
Centrue Financial Corporation	7.09
Median	**12.33**
Average	**12.70**

Source: SNL Financial

2010 Expense Control Success:

Salary and Benefits: 2008 - 2010


$23,500,000
$23,000,000
$22,500,000
$22,000,000
$21,500,000
$21,000,000
$20,500,000
$20,000,000
$20,903,000
$23,152,000
$23,170,000
2008
2009
2010
Salaries & Benefits

2010 Expense Control Success:

Professional Fees: 2008 – 2010



$3,800,000
$3,600,000
$3,400,000
$3,200,000
$3,000,000
$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
$2,437,000
$3,635,000
$2,734,000
2008
2009
2010
Professional Fees

2010 Expense Control Success:

FDIC Premiums: 2006 to 2010


$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$62,000
$60,000
$595,000
$3,244,000
$2,850,000
2006
2007
2008
2009
2010
FDIC Premiums

2011 and Beyond

- ✓ TARP and implications for dividend policy/share repurchase
- ✓ Organic growth
- ✓ Industry consolidation

MidWest*One* Operating Principles:

1. Take care of our customers
   ... and those who should be.
2. Hire and retain excellent employees.
3. Always conduct yourself with the utmost integrity.
4. Work as one team.
5. Learn constantly so we can continually improve.

Legislative Challenges

Thank you for joining us.